United States

Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

DAMON INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-42190	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Alexander Street Vancouver. BC	V6A 1E3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	DMN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2025, Damon Inc., a British Columbia corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC, as the sole underwriter (the “Underwriter”) for the sale and issuance (the “Offering”) of (i) 126,900,000 units (each a “Unit” and collectively, the “Units”) at a public offering price of $0.130 per Unit, with each Unit consisting of (A) one common share of the Company, no par value per share (each a “Common Share” and collectively, the “Common Shares”) and (B) one Series A Warrant (each a “Series A Warrant” and collectively, the “Series A Warrants”) to purchase one Common Share for cash or otherwise acquire such greater number of Common Shares as determined in accordance with the provisions of the Series A Warrant upon an alternate cashless exercise option and (ii) warrants to purchase 6,345,000 Common Shares to the Underwriter (each a “Underwriter’s Warrant” and collectively, the “Underwriter’s Warrants”) for cash or otherwise acquire such greater number of Common Shares as determined in accordance with the provisions of the Underwriter’s Warrant upon an alternate cashless exercise option. The Underwriter’s Warrants are identical to the Series A Warrants except that the Underwriter’s Warrants are subject to a 180-day lock-up pursuant to Rule 5110(e)(1) of FINRA.

Each Series A Warrant is exercisable at an initial exercise price of $0.195 per share (150% of the public offering price per Unit). The Series A Warrants will be exercisable from issuance and will expire two and one-half (2.5) years after issuance. Additionally, under the alternate cashless exercise option of the Series A Warrants, during the period of 90 calendar days following the issue date of the Series A Warrants, a holder of the Series A Warrant has the right to receive, without payment of any additional cash to the Company, an aggregate number of shares equal to the product of (x) the aggregate number of Common Shares that would be issuable upon a cash exercise of the Series A Warrant and (y) two and a half (2.5). Accordingly, the Company believes it is highly unlikely that a holder of the Series A Warrants would pay an exercise price in cash to receive one Common Share when the holder could instead choose the alternate cashless exercise option and pay no cash to receive 2.5 Common Shares. As a result, the Company will likely not receive any additional funds and do not expect to receive any additional funds upon the exercise of the Series A Warrants.

In addition, at 4:01 p.m. Eastern time on the 7th trading day after the date of issuance (the “First Reset Date”), the exercise price of the Series A Warrants will be reset to a price equal to the lower of (i) the exercise price then in effect and (ii) the greater of (a) 80% of lowest daily volume weighted average price (“VWAP”) during the period beginning on the 5th trading day after the date of issuance and ending on the First Reset Date, and (b) 40% of most recent Nasdaq Official Close Price preceding execution of the Underwriting Agreement; and the number of shares issuable upon exercise will be increased such that the aggregate exercise price of the Series A Warrants on the issuance date for the Common Shares underlying the Series A Warrants then outstanding shall remain unchanged. Subsequently, at 4:01 p.m. Eastern time on the 15th trading day after the date of issuance (the “Second Reset Date”), the exercise price of the Series A Warrants will be reset to a price equal to the lower of (i) the exercise price then in effect and (ii) the greater of (a) 80% of lowest VWAP during the period beginning on the 13th trading day after the date of issuance and ending on the Second Reset Date, and (b) 20% of the most recent Nasdaq Official Close Price preceding execution of the Underwriting Agreement; and the number of shares issuable upon exercise will be increased such that the aggregate exercise price of the Series A Warrants on the issuance date for the Common Shares underlying the Series A Warrants then outstanding shall remain unchanged. Any reduction to the exercise price of the Series A Warrants and resulting increase in the Common Shares underlying the Series A Warrants will be subject to a floor price. The floor price has been set at $0.0251, which is equal to 20% of the most recent Nasdaq Official Closing Price of the Common Shares prior to the execution of the Underwriting Agreement.

Under the Underwriting Agreement, the Company granted the Underwriter an option to purchase from the Company up to an additional 19,035,000 Common Shares at a price of $0.129 per share and/or 19,035,000 Series A Warrants to purchase Common Shares at a price of $0.001 per warrant (the “Overallotment Option”). The Underwriter may exercise this option in whole or in part at any time within forty-five calendar days after the date of the final prospectus relating to the Offering. On March 21, 2025, the Underwriter partially exercised its Overallotment Option with respect to 19,035,000 Series A Warrants.

Maxim Group LLC served as the sole book-running manager in the offering, pursuant to the terms of the Underwriting Agreement, and received a cash fee of six and a half percent (6.5%) of the aggregate gross proceeds raised in the Offering as underwriting discounts and commissions. The Company paid the Underwriter’s out-of-pocket accountable expenses, actually incurred, including the Underwriter’s legal fees, up to a maximum amount of $100,000.

The foregoing summary of the terms of the Series A Warrant, the Underwriter’s Warrant and the Underwriting Agreement are subject to and qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 4.1, 4.2 and 10.1 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

The Offering closed on March 21, 2025. The net proceeds to the Company from the Offering were approximately $15 million, after deducting underwriting discounts and commissions and other offering expenses payable by the Company. The Company intends to use the net proceeds for working capital and general corporate purposes, including research and development as well as marketing and sales of the Company’s products. Additionally, the Company expects to use approximately 14% of the net proceeds to repay the outstanding balance of that certain Secured Promissory Note, dated as of June 26, 2024, originally issued by the Company to Streeterville Capital, LLC (“Streeterville”), on June 26, 2024, in an original principal amount of $6,470,000, as amended pursuant to Amendment No. 1, dated October 31, 2024 and Second Amendment to Secured Promissory Note dated February 27, 2025, and as further amended on March 20, 2025, as required in accordance with the terms of such note.

The Offering was made pursuant to a registration statement on Form S-1 (File No. 333-285872), which was initially filed with the SEC on March 18, 2025, and declared effective by the SEC on March 20, 2025, and a registration statement on Form S-1 (File No. 333- 285981), which was filed with the SEC on March 20, 2025 and became effective upon filing. The final prospectus relating to the Offering was filed with the SEC on March 21, 2025.

Item 1.02 Termination of a Material Definitive Agreement.

To the extent applicable, the disclosure regarding East West Capital, LLC’s consent in connection with the East West Note and the East West Purchase Agreement (each as defined below) is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 20, 2025, the Company received a written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the 30 consecutive business days from February 3, 2025 to March 19, 2025, the Company’s Market Value of Publicly Held Shares (“MVPHS”) had not maintained a minimum aggregate market value of $15,000,000 required for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Rule”). The Notice does not impact the listing of the Common Shares on The Nasdaq Global Market at this time.

In accordance with Nasdaq Listing Rule 5810(c)(3)(D) (the “Compliance Period Rule”), the Company has a period of 180 calendar days from the date of the Notice, or until September 16, 2025 (the “Compliance Date”), to regain compliance with the MVPHS Rule. During this period, the Common Shares will continue to trade on The Nasdaq Global Market. If at any time before the Compliance Date the Company’s MVPHS closes at or above $15,000,000 for a minimum of 10 consecutive business days as required under the Compliance Period Rule, the Staff will provide written notification to the Company that it has regained compliance with the MVPHS Rule and will close the matter.

If the Company cannot regain compliance during the Compliance Period, the Staff will provide a written notification to the Company that its securities are subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Hearings Panel (the “Panel”). However, there can be no assurance that, if the Company receives a delisting notice and appeals the delisting determination by the Staff to the Panel, such appeal would be successful.

The Company intends to monitor the closing price of its Common Shares between now and the Compliance Date, and may, if appropriate, evaluate available options to resolve the deficiency and regain compliance with the MVPHS Rule. Additionally, the Company may consider applying to transfer the listing of its securities to The Nasdaq Capital Market (provided that it then satisfies the requirements for listing on that market). However, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq listing criteria.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained under the heading “Amended Fees to be Paid to Former Financial Advisor” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein to the extent required to be disclosed under this Item 3.02.

Any common shares to be issued to Peikin as described under the heading “Amended Fees to be Paid to Former Financial Advisor” in Item 8.01 of this Current Report on Form 8-K will be issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act, on the basis that these shares will be issued to an accredited investor and the Company did not engage in any general solicitation in connection with such offer and sale.

Item 8.01 Other Events.

Consent of Streeterville Investors Related to the Offering

On March 20, 2025, the Company obtained the consent of Streeterville and its affiliate, East West Capital, LLC (“East West” and, together with Streeterville, the “Streeterville Investors”), in connection with the Offering under the following agreements: (i) the Note Purchase Agreement, dated November 13, 2024, between the Company and East West (the “East West Purchase Agreement”) and the related secured promissory note issued by the Company (the “East West Note”); (ii) the Note Purchase Agreement, dated June 26, 2024, between the Company and Streeterville (as amended, the “First Streeterville Purchase Agreement”) and the related secured promissory note (as amended, the “First Streeterville Note”); and (iii) the Securities Purchase Agreement, dated December 20, 2024, between the Company and Streeterville (as amended, the “Second Streeterville Purchase Agreement,” and collectively with the other agreements, the “Purchase Agreements”).

In consideration for the Streeterville Investors’ consent for the Offering under the Purchase Agreements, the Company agreed, among other things, to: (i) use approximately 14% of the net proceeds from the Offering to make a prepayment under the First Streeterville Note; (ii) permit Streeterville, beginning 45 days after the closing of the Offering, to unilaterally elect to make pre-paid purchases up to $3,000,000 of the remaining commitment amount under the Second Streeterville Purchase Agreement, without affecting the Company’s rights to require Streeterville to make pre-paid purchases in accordance with the terms of the Second Streeterville Purchase Agreement; (iii) confirm that East West has no obligation to fund any additional amounts under the East West Note or the East West Purchase Agreement; and (iv) clarify that the issuance of Series A Warrants in the Offering, and the terms of such warrants, will not trigger the “Most Favored Nation” provision set forth in Section 11 of the Second Streeterville Purchase Agreement. East West has not funded any amounts under the East West Note or the East West Purchase Agreement and, following the consent, the East West Note, the East West Purchase Agreement, and the related security documents in favor of East West are deemed terminated.

Amended Fees to be Paid to Former Financial Advisor

As previously disclosed in the current report filed with the SEC on November 18, 2024, Damon Motors Inc. (“Damon Motors”) had entered into an amendment to its engagement agreement with Joseph Gunnar & Co., LLC (“Joseph Gunnar”) and Mark Peikin (“Peikin”) (the “Amendment”). On March 24, 2025, the Company and Damon Motors entered into a new agreement with Peikin (the “Peikin Agreement”), pursuant to which the parties agreed to amend the payment terms with respect to the payment amount set forth in the Amendment. In connection with the Peikin Agreement, Peikin agreed to voluntarily surrender to the Company for cancellation the 1,255,230 common shares previously issued to him pursuant to the Amendment (the “Issued Shares”), and waive, on behalf of himself and Joseph Gunnar, any default by the Company or Damon Motors to register the Issued Shares timely as required by the Amendment.

Under the Peikin Agreement, the Company agreed to deliver to Peikin an aggregate amount of $2,515,000 (the “Amended Payment Amount”), of which $1,515,000 shall be paid in cash on March 24, 2025, and $1,000,000 (the “Deferred Amount”), which may be paid, at the option of the Company, by cash or in common shares of the Company (the “Shares”) no later than May 21, 2025, the first trading day following the expiration of the 60-day standstill period set forth in the Underwriting Agreement. The number of Shares to be issued shall be calculated by dividing the Deferred Amount by the lower of (i) the Nasdaq Official Closing Price as of the issuance date; or (ii) the average Nasdaq Official Closing Price of the common stock for the five trading days immediately preceding and including the issuance date. The Company also agreed to file a resale registration statement covering the Shares no later than the first trading day following their issuance. In addition, the Company agreed that, without Peikin’s prior written consent and subject to customary exceptions, it will not engage in, or publicly announce, any registered offering of equity securities for capital-raising purposes, or any “at-the-market,” continuous equity, or variable rate transactions, during the period from the issuance date of the Shares until ten business days after the registered Shares are delivered following the effectiveness of the resale registration statement.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to the Company or its management team, are intended to identify forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including the Company’s ability to successfully appeal a delisting determination if issued, the Company’s ability to resolve the deficiency under the MVPHS Rule and regain compliance with the MVPHS Rule or the Company’s ability to successfully transfer the listing of its securities to The Nasdaq Capital Market. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on January 16, 2025, and other documents of the Company filed, or to be filed, with the Securities and Exchange Commission, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. The Company undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Series A Warrant.
4.2	Form of Underwriter’s Warrant.
10.1	Underwriting Agreement, dated as of March 20, 2025, by and between Damon Inc. and Maxim Group LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2025	DAMON, INC.

	By:	/s/ Bal Bhullar
Bal Bhullar
Chief Financial Officer